                                                                      EX-10.3(d)

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                     SECOND SUPPLEMENTAL INDENTURE OF TRUST
                             AND SECURITY AGREEMENT


                            Dated as of April 1, 1996
                                      From


                        MARITRANS OPERATING PARTNERS L.P.


                                       and


                          MARITRANS CAPITAL CORPORATION


                                       To


                            WILMINGTON TRUST COMPANY,
                                   as Trustee




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                                TABLE OF CONTENTS

SECTION                          HEADING                                 PAGE

Parties ...................................................................1

Recitals ..................................................................1

SECTION 1.     AMENDMENTS TO INDENTURE ....................................2

   Section 1.1.   Amendments to Section 1.1 ...............................2
   Section 1.2.   Amendment to Section 4.9 ................................5
   Section 1.3.   Amendment to Section 4.14 ...............................6

SECTION 2.     MISCELLANEOUS PROVISIONS ...................................6

   Section 2.1.   Defined Terms ...........................................6
   Section 2.2.   Ratification of Indenture ...............................6
   Section 2.3.   Counterparts ............................................6
   Section 2.4.   References to Indenture .................................6

Signature Page ............................................................7

          SECOND SUPPLEMENTAL INDENTURE OF TRUST AND SECURITY AGREEMENT

         SECOND SUPPLEMENTAL INDENTURE OF TRUST AND SECURITY AGREEMENT (this "Second Supplement") dated as of April 1, 1996, among MARITRANS OPERATING PARTNERS L.P., a Delaware limited partnership (the "Partnership"), MARITRANS CAPITAL CORPORATION, a Delaware corporation (the "Company"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as trustee (the "Trustee") for the holders of the Notes (the "Holders") which Notes were issued under the Indenture defined below.

                                    RECITALS:

         A. The Partnership, the Company and the Trustee have heretofore executed and delivered the Indenture of Trust and Security Agreement dated as of March 15, 1987 (as heretofore amended and supplemented by that certain First Supplemental Indenture of Trust and Security Agreement dated as of August 15, 1989, and as further amended and supplemented, the "Indenture") providing for the issuance of certain secured promissory notes of the Company and pursuant thereto the Company has issued (i) $35,000,000 aggregate principal amount of its Series A Notes due April 1, 1997, $8,500,000 of which are currently outstanding (the "Series A Notes") (ii) $80,000,000 aggregate principal amount of its Series B Notes due April 1, 2007, all of which are currently outstanding (the "Series B Notes"), and (iii) $20,000,000 aggregate principal amount of its Series C Notes due June 30, 1995, all of which are retired (the outstanding Series A Notes and Series B Notes are herein collectively referred to as the "Notes"); and

         B. On April 1, 1993, Maritrans Partners, L.P., a Delaware limited partnership and the sole limited partner of the Partnership ("MLP"), was converted from a limited partnership to a corporation through the formation of Maritrans, Inc., a Delaware corporation, which succeeded to all the assets and liabilities of MLP (the foregoing conversion of MLP from a limited partnership to a corporation is herein referred to as the "MLP Corporate Conversion"); and

         C. The MLP Corporate Conversion has resulted in certain tax and accounting changes to the Partnership, including treatment of the Partnership as a corporation for federal income tax purposes, and as a result, the parties hereto desire to further amend the Indenture; and

         D. As required pursuant to Section 10.2 of the Indenture, the Partnership, the Company and the holders of at least 66-2/3% in aggregate principal amount of the Notes have consented to amend the Indenture as set forth below.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which upon delivery of this Second Supplement the undersigned hereby acknowledge, the Partnership, the Company and the Trustee hereby agree as follows:

Maritrans Operating Partners L.P.                 Second Supplemental Indenture
Maritrans Capital Corporation

SECTION 1. AMENDMENTS TO INDENTURE.

         Section 1.1. Amendments to Section 1.1. (a) Section 1.1 of the Indenture is hereby amended by adding the definitions of "GAAP" and "Partnership Net Income" which read as follows:

                  "GAAP" shall mean generally accepted accounting principles at the time in effect.

                  "Partnership Net Income" for any fiscal quarter of the Partnership shall mean the gross revenues of the Partnership for such fiscal quarter, less all expenses and other proper charges (including taxes on income) for such fiscal quarter determined in accordance with GAAP, provided, however, that:

                           (a) the deduction for income taxes in calculating
                  Partnership Net Income for any fiscal quarter which includes March 31, 1993 or any later date shall be on the basis of income taxes paid (or refunded) for such fiscal quarter as determined in accordance with paragraph (b) of this definition and specifically without giving effect to the following:

                                    (i) any adjustments to income with respect
                           to deferred tax assets or deferred tax liabilities including, without limitation, the one-time charge against income of the Partnership in connection with the recognition by the Partnership required by GAAP of the deferred tax liability of $16,429,000 resulting from the conversion on April 1, 1993 of MLP from a Delaware limited partnership to a Delaware corporation; and

                                    (ii) any other adjustments to income
                           required by GAAP with respect to the deduction for income taxes which would modify the deduction as determined in paragraph (b) of this definition;

                           (b) income taxes for a fiscal quarter of the
                  Partnership (herein "Quarterly Income Taxes") shall be:

                                    (i) for the first fiscal quarter of a fiscal
                           year of the Partnership, the first installment of estimated taxes paid with respect to income taxes of the Partnership for such fiscal year,

                                    (ii) for the second fiscal quarter of a
                           fiscal year of the Partnership, the second installment of estimated taxes paid with respect to income taxes of the Partnership for such fiscal year,

                                    (iii) for the third fiscal quarter of a
                           fiscal year of the Partnership, the third installment of estimated taxes paid with respect to income taxes of the Partnership for such fiscal year, and


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Maritrans Operating Partners L.P.                 Second Supplemental Indenture
Maritrans Capital Corporation


                                    (iv) for the fourth fiscal quarter of a
                           fiscal year of the Partnership, (A) the fourth installment of estimated taxes paid with respect to income taxes of the Partnership for such fiscal year, plus (B) any additional taxes which are paid with respect to such income taxes on or prior to the due date for filing the income tax return for such fiscal year (without regard to any extension for filing) (the "Fiscal Year Due Date");

                  provided, however that (1) only the estimated taxes of the Partnership which are actually paid in a fiscal quarter shall be included for purposes of determining the Quarterly Income Taxes for such fiscal quarter and any overpayment of estimated taxes of the Partnership which is applied to satisfy estimated taxes for the fiscal quarter of another fiscal year shall not be considered to be estimated taxes paid in such fiscal quarter for purposes of calculating Quarterly Income Taxes for such fiscal quarter, (2) if the Partnership at any time after the Fiscal Year Due Date for a prior fiscal year shall pay additional income taxes with respect to the income taxes of the Partnership for such prior fiscal year, the Quarterly Income Taxes determined pursuant to the foregoing provisions for the fiscal quarter in which such additional tax shall be paid shall be increased by the amount of such additional taxes paid and
                  (3) if the Partnership at any time shall receive a refund of income taxes of the Partnership, the Quarterly Income Taxes determined pursuant to the foregoing provisions for the fiscal quarter in which such refund is received shall be reduced by the amount of such refund and if the amount of such refund exceeds the installment of estimated taxes paid for such fiscal quarter then the Quarterly Income Taxes for such fiscal quarter shall be a negative number in an amount equal to such excess;

                           (c) any calculation of Partnership Net Income for any
                  fiscal quarter shall in any event exclude net earnings and losses of any Subsidiary of the Partnership except that Partnership Net Income shall include net earnings of any such Subsidiary to the extent that such net earnings actually have been received by the Partnership.

                  (b) Section 1.1 of the Indenture is hereby further amended by restating the definitions of "Cash Flow Available for Debt Service", "MLP", "MLP Guaranty Agreement", "Managing General Partner" and "Net Cash Available to Partners" to read as follows and adding the related definitions of "Net Cash Distributable to Partners" and "Quarterly Available Net Cash" to read as follows:

                           "Cash Flow Available for Debt Service" shall mean,
                  for any fiscal quarter, the Partnership Net Income for such fiscal quarter plus the sum of (a) the Quarterly Income Taxes for such fiscal quarter, (b) all amounts deducted in the computation of such Partnership Net Income in respect of the depreciation or amortization of assets, (c) all amounts deducted in the computation of Partnership Net Income in respect of interest on all Indebtedness of the Partnership during such fiscal quarter, (d) all


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Maritrans Operating Partners L.P.                 Second Supplemental Indenture
Maritrans Capital Corporation


         amounts deducted in the computation of such Partnership Net Income in respect of Rentals paid under Long-Term Leases, (e) all capital returned to the Partnership from each of its Subsidiaries during such fiscal quarter, (f) all cash dividends received by the Partnership from each of its Subsidiaries during such fiscal quarter except to the extent otherwise included in Partnership Net Income for such fiscal quarter, (g) the net loss, if any, deducted in determining Partnership Net Income for such fiscal quarter in respect of al1 sales or other dispositions of capital assets of the Partnership, and less the sum of
         (h) the net gain, if any, included in Partnership Net Income for such fiscal quarter in respect of all sales or other dispositions of capital assets of the Partnership and (i) all capital contributions made by the Partnership to each of its Subsidiaries during such fiscal quarter.

                  "MLP" shall mean Maritrans Inc., a Delaware corporation and successor in interest to Maritrans Partners L.P."

                  "MLP Guaranty Agreement" shall mean that certain Guaranty Agreement dated as of March 15, 1987 of Maritrans Partners L.P., the liabilities and obligations of Maritrans Partners L.P. thereunder having been assumed by Maritrans Inc.

                  "Managing General Partner" shall mean Maritrans General Partner Inc., a Delaware corporation, the managing general partner of the Partnership.

                  "Net Cash Available to Partners" shall mean, for any fiscal quarter of the Partnership commencing with the fiscal quarter ending June 30, 1987, the sum of:

                  (1) the aggregate amount of Net Cash Available to Partners determined under this definition for any fiscal quarter preceding such fiscal quarter to the extent not distributed to the partners of the Partnership (the "Prior Available Net Cash"), plus

                  (2) the additional amount of net cash becoming available to Partners for such fiscal quarter (the "Quarterly Available Net Cash") which shall equal the sum of (a) the Cash Flow Available for Debt Service for such fiscal quarter less (i) the Quarterly Income Taxes for such fiscal quarter, and (ii) all principal payments made during such fiscal quarter with respect to Indebtedness of the Partnership other than (A) the Notes, (B) the Working Capital Line and (C) any Indebtedness refinanced with the proceeds from Additional Indebtedness, and (iii) all interest payments made during such fiscal quarter with respect to Indebtedness of the Partnership other than the Notes, and
         (iv) an amount equal to the aggregate amount of Rentals paid under Long-Term Leases during such fiscal quarter, (b) the aggregate amount of cash proceeds from the sale or other disposition of capital assets of the Partnership which are paid to the Partnership during such fiscal quarter and are not otherwise required to be held by the Trustee hereunder, and (c) without duplication, the aggregate amount of Distribution Support Capital (as defined in the Distribution Support Agreement) contributed by Sonat Inc. to the Partnership pursuant to the Distribution Support Agreement with respect to such fiscal quarter, or the aggregate amount of Deferred Distribution Support Capital (as defined in the Distribution Support


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Maritrans Operating Partners L.P.                 Second Supplemental Indenture
Maritrans Capital Corporation



         Agreement) so contributed during either such fiscal quarter or the quarter in which the determination hereunder is being made, and less the sum of (d) the aggregate amount of all capital expenditures made by the Partnership during the fiscal quarter for which the determination is being made hereunder to the extent such capital expenditures are not funded out of proceeds from any borrowing or from the sale of any additional limited partnership interests or any additional capital contributions or insurance proceeds or a withdrawal of "Capital Construction Funds" of a Subsidiary and (e) an amount equal to 25% of the aggregate amount of principal required to be paid in the Four Quarter Period of the Partnership next following such fiscal quarter on all Notes outstanding on the first day of such Four Quarter Period and an amount equal to 50% of the aggregate amount of interest required to be paid in the Two Quarter Period of the Partnership next following such fiscal quarter on all Notes outstanding on the first day of such Two Quarter Period; provided, that for purposes of this definition (i) interest payable during future periods on Indebtedness with a variable rate or an interest rate which can be reset shall be computed at the interest rate in effect as of the date of determination hereunder and (ii) the fiscal quarter of the Partnership ending June 30, 1987 shall begin on the Closing Date.

                  "Net Cash Distributable to Partners" for any fiscal quarter of a fiscal year shall mean the Net Cash Available to Partners for such fiscal quarter less in the case of the first, second and third fiscal quarters of such fiscal year, the following amount specified as to such fiscal quarter (but not less than zero):

                  (i) for the first fiscal quarter of such fiscal year, an amount equal to 50% of the Quarterly Available Net Cash for such fiscal quarter,

                  (ii) for the second fiscal quarter of such fiscal year, an amount equal to 40% of the sum of the Quarterly Available Net Cash for the first and second fiscal quarters of such fiscal year, and

                  (iii) for the third fiscal quarter of such fiscal year, an amount equal to 25% of the sum of the Quarterly Available Net Cash for the first, second and third fiscal quarters of such fiscal year.

                  "Quarterly Available Net Cash" for a fiscal quarter shall mean the amount determined in subparagraph (2) of the definition of Net Cash Available to Partners for such fiscal quarter.

         Section 1.2. Amendment to Section 4.9. Section 4.9 of the Indenture is hereby amended by restating Section 4.9 to read as follows:

         Section 4.9. Distributions to Partners of the Partnership. The Partnership will not, and will not permit any Subsidiary to, make any distribution of cash or other Property of the Partnership or its Subsidiaries to partners of the Partnership in respect of their partnership interests in the Partnership, except that once during each fiscal quarter of the Partnership commencing with the fiscal quarter ending September 30, 1987, the Partnership


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Maritrans Operating Partners L.P.                 Second Supplemental Indenture
Maritrans Capital Corporation

may make a distribution in cash to such partners in an amount not in excess of the Net Cash Distributable to Partners for the fiscal quarter of the Partnership next preceding the fiscal quarter in which such distribution shall occur; provided, that no such distribution shall be made at any time when a Default or Event of Default shall have occurred and shall then be continuing.

         Section 1.3. Amendment to Section 4.14. Section 4.14(a) of the Indenture is hereby amended by restating Section 4.14(a) to read as follows:

                  "(a) Covenant Compliance; Calculations - the information (including detailed calculations where necessary) required in order to establish whether the Partnership was in compliance with the requirements of Sections 4.5 through 4.12 during the period covered by the income statement then being furnished; provided, that the certificate accompanying (i) each set of quarterly financial statements for a fiscal quarter delivered pursuant to Section 4.13(a) shall contain detailed calculations of the following defined terms for such fiscal quarter of (A) Partnership Net Income, (B) Cash Flow
         Available for Debt Service, (C) Net Cash Available to Partners and (D) Net Cash Distributable to Partners and (ii) each set of annual financial statements for a fiscal year delivered pursuant to Section 4.13(b) shall contain detailed calculations of the four defined terms referred to in clause (i) of this proviso for the last fiscal quarter of such fiscal year and for the entire fiscal year; and"

SECTION 2. MISCELLANEOUS PROVISIONS.

         Section 2.1. Defined Terms. All terms used in this Second Supplement which are defined in the Indenture, as hereby amended, are used herein as so defined.

         Section 2.2. Ratification of Indenture. Except as herein expressly amended, the Indenture is in all respects ratified and confirmed. If and to the extent that any of the terms or provisions of the Indenture are in conflict or inconsistent with any of the terms or provisions of this Second Supplement, this Second Supplement shall govern.

         Section 2.3. Counterparts. This Second Supplement may be simultaneously executed in any number of counterparts and all such counterparts together, each as an original, shall constitute but one and the same instrument.

         Section 2.4. References to Indenture. Any and all notices, requests, certificates and any other instruments, including the Note Agreements, the Notes, the Guaranty Agreements and the Mortgages, may refer to the Indenture or the Indenture dated as of March 15, 1987, without making specific reference to this Second Supplement, but nevertheless all such references shall be deemed to include this Second Supplement unless the document or instrument, as the case may be, shall otherwise require.







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Maritrans Operating Partners L.P.                 Second Supplemental Indenture
Maritrans Capital Corporation


         IN WITNESS WHEREOF, the Partnership, the Company and the Trustee have each caused this Second Supplement to be executed all as of the day and year first above written.

                                          MARITRANS OPERATING PARTNERS L.P.

                                          By Maritrans General Partner Inc.
                                            Its Managing General Partner



                                          By  /s/ John C. Newcomb
                                            -----------------------------------
ATTEST:                                      Its Vice President

/s/ Walter Bromfield
-------------------------------
    Controller
                                          MARITRANS CAPITAL CORPORATION




                                          By /s/ Thomas C. Deas, Jr.
                                            -----------------------------------
[CORPORATE SEAL]                             Its President

ATTEST:

/s/ John C. Newcomb
-------------------------------
    Secretary


                                          WILMINGTON TRUST COMPANY,
                                            as Trustee



                                          By /s/ Edward L. Truitt, Jr.
                                            -----------------------------------
[SEAL]                                       Its Financial Services Officer

ATTEST:

/s/ Denise M. Geran
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